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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  July 23, 2003


                                CABOT CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-5667                    04-2271897
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
               (Address of principal executive offices)(Zip Code)

                                 (617) 345-0100
              (Registrant's telephone number, including area code)
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Item 7. Financial Statements and Exhibits.

  (c) Exhibits

      99.1 - - Press release issued by Cabot Corporation on July 23, 2003.

Item 9. Regulation FD Disclosure.

      In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial
Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

      On July 23, 2003, Cabot Corporation issued a press release announcing the issuance of its third quarter 2003 earnings press release. A copy of the press release is furnished herewith as Exhibit 99.1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CABOT CORPORATION

                                          By: /s/ JOHN A. SHAW
                                             -----------------------------------
                                             Name:  John A. Shaw
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Date: July 23, 2003


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                                INDEX TO EXHIBIT

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
Exhibit
Number              Title
------              -----

99.1                Press release issued by Cabot Corporation on July 23, 2003.


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